UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 8, 2019

ACADIA REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-12002	23-2715194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

411 Theodore Fremd Avenue

Suite 300

Rye, New York 10580

(Address of principal executive offices) (Zip Code)

(914) 288-8100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Title of class of registered securities	Trading symbol	Name of exchange on which registered
Common shares of beneficial interest, par value $0.001 per share	AKR	The New York Stock Exchange

This Current Report on Form 8-K is filed by Acadia Realty Trust, a Maryland real estate investment trust (the “Company”), in connection with the matters described herein. The Company is the sole general partner of Acadia Realty Limited Partnership, a Delaware limited partnership (the “Operating Partnership”).

Item 1.01.Entry into a Material Definitive Agreement.

On October 8, 2019, the Operating Partnership and the Company entered into a Second Amendment (the “Second Amendment”) to the Amended and Restated Credit Agreement, originally entered into on February 20, 2018, as amended by the First Amendment dated April 2, 2019 (the “Amended and Restated Credit Agreement”), with Bank of America, N.A., as administrative agent and swing line lender, PNC Bank, National Association, Wells Fargo Bank, National Association and TD Bank, N.A., as co-documentation agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arranger and sole bookrunner, PNC Capital Markets LLC and Wells Factor Securities, LLC, as joint lead arrangers, and the lenders party thereto.

Prior to the Second Amendment, the Amended and Restated Credit Agreement provided for a principal amount of up to $500.0 million, which consisted of a $150.0 million revolving credit facility and a $350.0 million term loan facility. The Second Amendment provides for a $100.0 million increase in the revolving credit facility, resulting in borrowing capacity of up to $600.0 million in principal amount, which includes the $250.0 million revolving credit facility and the $350.0 million term loan facility. In addition, the Second Amendment provides for an accordion feature, which allows for one or more increases in the revolving credit facility or term loan facility, for a maximum aggregate principal amount not to exceed $750.0 million.

The Company and certain of the Operating Partnership’s subsidiaries are guarantors of the Operating Partnership’s obligations under the Amended and Restated Credit Agreement.

The foregoing description of the Second Amendment is qualified in its entirety by the full text of the Second Amendment, a copy of which is filed herewith.

Item 2.03.Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated in this Item 2.03 by reference.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.01

Second Amendment, dated October 8, 2019, to the Amended and Restated Credit Agreement between Acadia Realty Trust, Acadia Realty Limited Partnership, and Bank of America, N.A., as administrative agent and swing line lender, PNC Bank, National Association, Wells Fargo Bank, National Association and TD Bank, N.A., as co-documentation agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arranger and sole bookrunner, PNC Capital Markets LLC and Wells Factor Securities, LLC, as joint lead arrangers, and the lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA REALTY TRUST
Dated:	(Registrant)

	By:	/s/ John Gottfried
	Name:	John Gottfried
October 11, 2019	Title:	Sr. Vice President and Chief Financial Officer